                                                                    EXHIBIT 99.2

                        Crown Castle International Corp.
                                510 Bering Drive
                                   Suite 500
                             Houston, Texas  77057


                                  July 1, 1999


BellSouth Personal Communications, Inc.
BellSouth Carolinas PCS L.P.
c/o Joel Peterson
BellSouth Corporation
1155 Peachtree Street
Atlanta, Georgia  30309

     Re: The acquisition of certain Subleasehold Interests in Existing and Future Communications Tower Facilities and Related Infrastructure and Reservation of certain Related Interests by BellSouth Personal Communications, Inc. ("DCS"), BellSouth Carolinas PCS L.P. (the "Carolinas Partnership"), by Crown Castle South, Inc. ("TowerCo")
          ------------------------------------------------------------------

Dear Mr. Peterson:

       This letter of agreement ("Letter Agreement") reflects the terms of a transaction (the "Transaction") among DCS, the Carolinas Partnership and TowerCo regarding the acquisition by TowerCo of certain rights to lease, sublease, design, develop, construct, operate, market and manage certain communications tower sites owned by DCS or the Carolinas Partnership or to be constructed on behalf of DCS or the Carolinas Partnership in its wireless telecommunications business in Eastern Tennessee, North Carolina, South Carolina and Georgia (the "DCS Territory").

       As part of the Transaction, each of DCS and the Carolinas Partnership will sublease to TowerCo certain portions of their existing Sites (the "DCS Sites"), other than the Reserved Space (as defined in the DCS Sublease) of those DCS Sites, which DCS or the Carolinas Partnership, as applicable, is not legally precluded from subleasing to TowerCo ("Subleased Sites"). The terms and conditions of the sublease of DCS Sites by DCS and the Carolinas Partnership to TowerCo are to be set forth in the Sublease (the "DCS Sublease") between DCS, for itself and as general partner of the Carolinas Partnership, and TowerCo and Crown Castle International Corp. ("CCIC" and collectively, the "Parties"). The Transaction also consists of an agreement by TowerCo to perform certain management services on behalf of DCS and the Carolinas Partnership at those DCS Sites which are not Subleased Sites and which are designated by DCS or the Carolinas Partnership, in its discretion, to be made part of the DCS Site Maintenance Agreement between the Parties. The Transaction further consists of a Build to Suit

BellSouth Personal Communications, Inc.
BellSouth Carolinas DCS L.P.
c/o Joel Peterson
BellSouth Corporation
July 1, 1999
Page 2

Agreement (the "DCS Build to Suit Agreement") whereby, subject to DCS's existing build to suit agreements, TowerCo shall develop and construct all towers built in the Territory on behalf of DCS and the Carolinas Partnership for a period of three (3) years, provided that there shall be no minimum number of towers that must be constructed during such period.

       The Parties recognize that the Transaction will require further documentation, as set forth herein, including the preparation, acceptance and delivery of a definitive agreement (the "DCS Agreement to Sublease") on the same terms and conditions as the Agreement to Sublease dated as of June 1, 1999 (the "BMI Agreement") among BellSouth Mobility, Inc., BellSouth Telecommunications, Inc., CCIC and TowerCo, with only such changes as are required to be made therein pursuant to this Letter Agreement. Capitalized terms used herein and not otherwise defined herein are used as defined in the BMI Agreement. The Parties are executing this Letter Agreement to set forth their agreement to enter into the DCS Agreement to Sublease and related documents consistent with the terms of this Letter Agreement.

1. The terms and conditions of the DCS Agreement to Sublease and related documents include the following:

    a.  Agreements.  The Parties have executed and delivered the BMI
        ----------
Agreement to Sublease and the Sublease, Build to Suit Agreement and Site Maintenance Agreement referred to therein (collectively the "BMI Agreements"), and agree that the terms and conditions of the DCS Agreement to Sublease and the related DCS Sublease, the DCS Build to Suit Agreement and the DCS Site Maintenance Agreement (collectively the "DCS Agreements") shall be the same as the respective BMI Agreements, with only such changes as are required to be made therein pursuant to this Letter Agreement. The parties shall execute and deliver the DCS Agreements on or before the Initial Closing Date.

    b.  Site Marketing Agreement.  The Site Marketing Agreement between
        ------------------------
BellSouth Mobility, Inc. and Crown Communication Inc. made on June 25, 1998, as amended, shall be extended to DCS and the Carolinas Partnership and to the DCS Territory effective the date the Transaction is announced (the amendment accomplishing such extension, the "DCS Amendment"), provided that the Site Marketing Agreement shall be deemed terminated as to DCS and the Carolinas Partnership and to the Territory if this Letter Agreement is terminated.

    c.  Consideration.  At each closing, TowerCo shall pay to DCS and the
        -------------
Carolinas Partnership the sum of $410,000 for each DCS Site leased or subleased to TowerCo. Said sum shall be paid in cash at the applicable closing. Based on approximately 773 Sites, the aggregate consideration will be $316,930,000.

BellSouth Personal Communications, Inc.
BellSouth Carolinas DCS L.P.
c/o Joel Peterson
BellSouth Corporation
July 1, 1999
Page 3

       DCS and the Carolinas Partnership will lease or sublease to TowerCo all of their respective Sites, except (i) where legally prohibited from doing so,
(ii) for DCS Sites excluded pursuant to paragraph 1(i) below and (iii) for DCS Sites that are otherwise excluded from the DCS Sublease pursuant to the DCS Agreement to Sublease.

    d.  Closing Schedule.  The parties shall use reasonable commercial
        ----------------
efforts to cause the initial closing for the Transaction to occur as soon as practicable (the "Initial Closing Date"). Each such transfer referred to as a "closing." The DCS Agreement to Sublease shall include a procedure for adjusting the closing schedule to address Sites that do not comply with the requirements of the DCS Agreement to Sublease. DCS and the Carolinas Partnership shall use commercially reasonable efforts to sublease at least approximately two hundred fifty (250) Sites to TowerCo at each closing. The parties anticipate that the final closing will occur not later than December 31, 1999.

    e.  Closing.  The DCS Agreement to Sublease shall provide for closings to
        -------
take place on a basis consistent with the BMI Agreement to Sublease.

    f.  Termination Right of DCS and the Carolinas Partnership.  If the Parties
        ------------------------------------------------------
fail to consummate any one of the closings contemplated herein due to CCIC's or TowerCo's failure to comply with all the conditions, covenants and representations to be complied with by each of them in order to consummate any of the closings, in addition to any other remedies DCS or the Carolinas Partnership may have at law or in equity, DCS and the Carolinas Partnership will have the right to require CCIC to promptly pay DCS and the Carolinas Partnership a termination fee of twenty million dollars ($20,000,000.00), whereupon the agreements between the Parties shall be terminated (including the DCS Amendment to Site Marketing Agreement, which shall be deemed terminated for CCI's default), and, at the option of DCS (for itself and behalf of the Carolinas Partnership), all prior closings shall be rescinded. If released to DCS (for itself and behalf of the Carolinas Partnership), the Escrow Fund shall be applied toward CCIC's obligation to pay the termination fee. If DCS (for itself and behalf of the Carolinas Partnership) exercises its option to rescind the prior closings, payment of the termination fee shall be made by netting it against the amounts previously paid DCS and the Carolinas Partnership at the previous closings, and DCS and the Carolinas Partnership shall pay to CCIC any amounts paid to DCS and the Carolinas Partnership at the closings which are in excess of the termination fee.

    g.  Remedies of CCIC.  If the Parties fail to consummate any one of the
        ----------------
closings contemplated herein due to the failure of DCS or the Carolinas Partnership's to comply with all

BellSouth Personal Communications, Inc.
BellSouth Carolinas DCS L.P.
c/o Joel Peterson
BellSouth Corporation
July 1, 1999
Page 4


the conditions, covenants and representations to be complied with by it, CCIC shall, in addition to any other remedies that may be available to CCIC at law or in equity, but subject to the limitations on liability to be set forth in the BMI Agreement to Sublease, have the right to bring an action for specific performance including attorneys' fees and costs of suit.

    h.  Guaranty of Performance.  CCIC shall guarantee the performance of
        -----------------------
TowerCo, unconditionally, with respect to all agreements with DCS and the Carolinas Partnership.

    i.  Minority Partner Rights.  The Parties acknowledge and agree that the
        -----------------------
DCS Sites in the Carolinas Partnership shall not be included in the Transaction unless and until each limited partner whose consent is required (if any is required) has given its consent to such inclusion.

2.  Confidentiality.  Except as provided in this Letter Agreement and as
    ---------------
required by law and only, to the extent time permits, after prior consultation, each of DCS and the Carolinas Partnership and CCIC shall keep this Letter Agreement and all matters related hereto confidential and shall disclose this Letter Agreement and the terms hereof and related matters only to such employees, affiliates, representatives, agents and advisors, including but not limited to attorneys, accountants, investment bankers, lenders and financial advisors who require such information in connection with the Transaction and who are informed as to the confidential nature of disclosure. CCIC shall request confidential treatment of the material price and other business terms with respect to any filings with the U.S. Securities and Exchange Commission.

3.  Access to Information.  To permit TowerCo to conduct its due diligence
    ---------------------
investigation with respect to the DCS Sites and for so long as this Letter Agreement remains in effect, DCS and the Carolinas Partnership will provide to TowerCo and respective agents and attorneys reasonable access to the books and records of DCS and the Carolinas Partnership relating to the DCS Sites. CCIC will provide DCS and the Carolinas Partnership and their respective agents and attorneys reasonable access to information concerning CCIC and TowerCo, including without limitation their financial condition and operations.

4.  News Releases.  Upon the effectiveness of this Letter Agreement pursuant to
    -------------
Paragraph 6, DCS and the Carolinas Partnership and CCIC will each have the right to issue a news release or other announcement concerning the Transaction; provided, however, that no party will issue any news release or other
--------  -------
announcement at any time with respect to the Transaction without the prior approval of the other party as to the contents of the announcement and its release, which approval shall not be unreasonably withheld or delayed.

BellSouth Personal Communications, Inc.
BellSouth Carolinas DCS L.P.
c/o Joel Peterson
BellSouth Corporation
July 1, 1999
Page 5


5.  Term of Letter Agreement.  This Letter Agreement shall terminate only upon
    ------------------------
the earliest to occur of: (a) the execution and delivery by the Parties of the DCS Agreement to Sublease, (b) the notification by either party to the other party of its election to terminate this Letter Agreement if the DCS Agreement to Sublease has not been entered into by the Parties on or before thirty (30) days after the date hereof; or (c) the notification by either party to the other party to terminate this Letter Agreement because of the material departure by the other party from the covenants, representations or warranties of the other party set forth in this Letter Agreement. Except as set forth in Paragraph 6 or 7, any such termination shall be without further obligation.

6.  Earnest Money.  On the date of this Letter Agreement, CCIC has deposited $20
    -------------
million as earnest money (together with interest thereon, the "Escrow Funds") with Kilpatrick Stockton LLP, as escrow agent pursuant to that certain Escrow Agreement of even date herewith, with the understanding and agreement that the Escrow Fund will be transferred to Bank of America or another commercial bank, as escrow agent, on July 1, 1999 or as soon thereafter as practicable. DCS and the Carolinas Partnership will not be entitled to the Escrow Funds unless each of BellSouth Corporation's Board of Directors (or any applicable committee thereof) and the Executive Committee of the Carolinas Partnership has approved the Transaction. If, after such approvals, the parties fail to execute the DCS Agreement to Sublease by the date set forth in clause (b) of Paragraph 5, or if the DCS Agreement to Sublease is executed and if the first closing under the DCS Agreement to Sublease fails to occur as a result of any breach of the Agreement to Sublease by CCIC or TowerCo or a failure by CCIC or TowerCo to satisfy closing conditions set forth in the Agreement to Sublease, the Escrow Funds will be distributed to DCS (for itself and for the benefit of the Carolinas Partnership). If the DCS Agreement to Sublease is executed and the first closing occurs, the Escrow Funds will be released to CCIC. If the foregoing approvals of the Transaction are not obtained within thirty (30) after the date hereof, the Escrow Funds will be released to CCIC. If the Parties do not execute the DCS Agreement to Sublease by the date set forth in clause (b) of Paragraph 5, the Escrow Funds are distributed to DCS (for itself and for the benefit of the Carolinas Partnership), and CCIC demonstrates to a court of competent jurisdiction that DCS and the Carolinas Partnership negotiated the DCS Agreements in bad faith, then the Parties intend that the Escrow Funds, with interest since the date paid to DCS (for itself and for the benefit of the Carolinas Partnership), be repaid to CCIC. The Parties agree that said liquidated damages do not constitute a penalty and are in lieu of actual damages which would be difficult to ascertain. Said liquidated damages represent the sole remedy of DCS and the Carolinas Partnership's for TowerCo's breach of this Letter Agreement.

7.  Certain Obligations of DCS and the Carolinas Partnership.  (a) In
    --------------------------------------------------------
consideration of CCIC's entering into this Letter Agreement and undertaking to investigate the businesses of DCS

BellSouth Personal Communications, Inc.
BellSouth Carolinas DCS L.P.
c/o Joel Peterson
BellSouth Corporation
July 1, 1999
Page 6


and the Carolinas Partnership and to incur expenses in connection therewith, each of DCS and the Carolinas Partnership agrees that, until 5:00 p.m. Eastern Standard Time on the day that is thirty (30) days after the date of this Letter Agreement, neither DCS and the Carolinas Partnership nor any of their respective affiliates, nor their respective affiliates' officers, directors, key managers, agents, or advisors shall, directly or indirectly, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept, or consider any proposal of any other person or entity relating to the sale, lease, sublease or assignment of DCS or the Carolinas Partnership's Subleased Property in the Territory. In addition, each of DCS and the Carolinas Partnership agrees immediately to cease and cause to be terminated any previously undertaken or ongoing activities, discussions or negotiations with any other person or entity with respect to any transaction of the type described in the preceding sentence. Furthermore, if DCS or the Carolinas Partnership or any of their respective affiliates, or its or its affiliates' officers, directors, key managers, agents, or advisors receives any communication regarding any offer or proposal of the type described in the first sentence of this Paragraph between the date hereof and the date that is 30 days after the date hereof, then DCS and the Carolinas Partnership shall immediately notify CCIC of the receipt of such proposal and shall promptly provide to CCIC a copy of such proposal (or if such proposal is not in writing, a written summary of its terms).

    (b) The Parties acknowledge that they have reached agreement as to the terms and conditions of each of the DCS Agreements. Each of DCS and the Carolinas Partnership acknowledges that this Letter Agreement and the DCS Agreements sufficiently set forth the terms and conditions of the Transaction that DCS can commence the process of seeking approval of the Transaction by BellSouth Corporation's Board of Directors (or an appropriate committee thereof) and by the Executive Committee of the Carolinas Partnership. Each of the Parties shall use its reasonable best efforts to prepare the form of the DCS Agreements.

    (c) If either the Board of Directors of BellSouth Corporation or the Executive Committee of the Carolinas Partnership does not approve the Transaction by the date that is 30 days after the date of this Letter Agreement, then, if at any time prior to the date that is one year after the date on which this Letter Agreement expires or is terminated, either DCS or the Carolinas Partnership transfers, sells, assigns, leases, subleases or otherwise disposes of all or substantially all of its Subleased Property to any person not a BellSouth Affiliate, DCS shall pay in cash to CCIC an amount equal to the greater of (i) $5 million, or (ii) one-half of the amount by which the total consideration received by DCS and the Carolinas Partnership pursuant to such transfer, sale, assignment, lease, sublease or other disposition of all or substantially all of the Subleased Property exceeds the total amount of consideration that would have been paid to DCS and the Carolinas Partnership by CCIC under this Letter Agreement if such Sites had been leased or subleased to TowerCo hereunder.

BellSouth Personal Communications, Inc.
BellSouth Carolinas DCS L.P.
c/o Joel Peterson
BellSouth Corporation
July 1, 1999
Page 7


    (d) Notwithstanding anything to the contrary in this Letter Agreement, CCIC shall have no right to bring any claim or action against DCS or the Carolinas Partnership based on a breach by DCS of its obligations to use its reasonable best efforts to obtain the approvals referred to in Paragraph 7(b) above, if each of the Board of Directors (or an appropriate committee thereof) of BellSouth Corporation and the Executive Committee of the Carolinas Partnership makes a decision with respect to the Transaction, either for or against, at any time up to thirty (30) days after the date of this Letter Agreement.

    (e) Nothing in this Paragraph 7 shall be deemed to limit either DCS or the Carolinas Partnership from selling, leasing, subleasing, transferring, assigning or otherwise disposing of their respective wireless communications towers, or engaging in any of the activities of the types described in Paragraph 7(a) with respect to the wireless communications towers of DCS or the Carolinas Partnership, in connection with the sale or transfer of all or part of a wireless communications business activity, it being understood and agreed that this Paragraph 7 shall restrict DCS and the Carolinas Partnership only with respect to the sale or transfer of their towers as a separate tower business. Accordingly, neither will be required to make any payment under Paragraph 7(c) in respect of any transaction of the types described in the first or second sentence of this Paragraph 7(c).

    (f) None of the provisions of this Paragraph 7 will appear in the DCS Agreement to Sublease. The Parties agree that said liquidated damages do not constitute a penalty and are in lieu of actual damages which would be difficult to ascertain. Said liquidated damages represent TowerCo's sole remedy for the breach by DCS or the Carolinas Partnership of this Letter Agreement.

8.  Commissions.  Each party shall be responsible for any commissions or
    -----------
finder's, originator's or transaction fees payable to any person retained in connection with the Transaction.

9.  Costs and Expenses.  Each party shall bear its own costs and expenses in
    ------------------
connection with the Transaction.

10. Letter Agreement Binding.  This Letter Agreement is intended to be, and
    ------------------------
shall be construed as, an agreement with respect to the conduct of each party prior to the execution and delivery of the DCS Agreement to Sublease. This Letter Agreement is intended to be, and shall be construed as, a binding, enforceable agreement and that the obligations of the Parties hereunder shall be binding upon each party upon the execution of this Letter Agreement. This

BellSouth Personal Communications, Inc.
BellSouth Carolinas DCS L.P.
c/o Joel Peterson
BellSouth Corporation
July 1, 1999
Page 8


Letter Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement.

11.  Counsel.  Each party hereto warrants and represents that such party has
     -------
been afforded the opportunity to be represented by counsel of its choice in connection with the execution of this Letter Agreement and has had ample opportunity to read, review and understand the provisions of this Letter Agreement.

12.  No Construction Against Preparer.  No provision of this Letter Agreement
     --------------------------------
shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party's having or being deemed to have prepared or imposed such provision.

13.  Authority.  Each of DCS, the Carolinas Partnership and CCIC warrants and
     ---------
represents that it has full and complete authority to enter into this Letter Agreement and each individual executing this Letter Agreement on behalf of it warrants and represents that he has been fully authorized to execute this Letter Agreement on behalf of it and that it is bound by the signature of such representative.

14.  Limitation of Liability.  Notwithstanding anything in this Letter Agreement
     -----------------------
to the contrary, neither Party shall be liable to the other Party for indirect, incidental, special or consequential damages, including but not limited to lost profits, however arising, even if a Party has been advised of the possibility of such damages.

BellSouth Personal Communications, Inc.
BellSouth Carolinas DCS L.P.
c/o Joel Peterson
BellSouth Corporation
July 1, 1999
Page 9


     If the foregoing terms are acceptable to DCS and the Carolinas Partnership, please execute a copy of this letter in the place set forth below and return it to CCIC on or before 5:00 p.m. Eastern Standard Time, July 1, 1999.

                                        Sincerely,


                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By:  /s/ David Ivy
                                           ---------------------------------
                                           Name:   David Ivy
                                                ----------------------------
                                           Title:  President
                                                 ---------------------------

Accepted and agreed:

BELLSOUTH PERSONAL
COMMUNICATIONS, INC.


By:    /s/ Joel Peterson
   ---------------------------------
   Name:  Joel Peterson
        ----------------------------
   Title:  Authorized Representative
         ---------------------------


BELLSOUTH CAROLINAS DCS L.P.

By:  BellSouth Personal Communications,
Inc., its general partner


By:   /s/ Joel Peterson
   ---------------------------------
   Name:  Joel Peterson
        ----------------------------
   Title:  Authorized Representative
         ---------------------------